National Medical Health Card Systems, Inc. (NASDAQ: NMHC) Exhibit 99.1

This slide presentation contains forward-looking projections which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking
statements. For a discussion of such risks and uncertainties, including but not limited to risks relating to demand, pricing, government regulation, acquisitions and affiliations, the market for PBM services, competition and other factors, readers are urged to carefully review and consider various disclosures made by NMHC in the Company's
Annual Report on Form 10K for the fiscal year ended June 30, 2006 and other Securities and Exchange Commission filings.
Safe Harbor Statement
Safe Harbor Statement

Leading independent middle-market PBM
PBM, Mail Order, Specialty Pharmacy, Risk Management, Part D
HQ in Port Washington, NY
Offices in Pittsburgh, Sacramento, Little Rock, Miramar, and Portland
Fiscal ’06 Revenue of $862.9M and EBITDA of $23.0M
Diverse customer set across all market segments
Leading independent middle-market PBM
PBM, Mail Order, Specialty Pharmacy, Risk Management, Part D
HQ in Port Washington, NY
Offices in Pittsburgh, Sacramento, Little Rock, Miramar, and Portland
Fiscal ’06 Revenue of $862.9M and EBITDA of $23.0M
Diverse customer set across all market segments
33%
33%
18%
18%
24%
24%
22%
22%
3%
3%
Managed
Medicaid
Third Party
Administrators
Taft-Hartley
Other
Managed Care
Business Summary
Business Summary

What is a PBM?
What is a PBM?
PBMs provide custom-tailored prescription benefit plans and
formularies that help reduce their clients’ drug costs
PBMs provide custom-tailored prescription benefit plans and
formularies that help reduce their clients’ drug costs
Patient
Payer / Employer
Pharmaceutical company
Pharmacy
Physician

Industry Drivers
Industry Drivers
Increased adoption of mandatory mail programs
Home delivery accounts for 17% of all prescription sales
Mail Service
Increased prescription use due to Medicare Part D
By 2010, seniors aged 55-64 will increase by nearly 50%
Drug spending increasing 10-12% annually
PBM
Projected growth from $40B in 2005 to $90B in 2009
Fastest growing segment of pharmacy healthcare
Specialty
Pharmacy
Avg. annual cost of drug therapy $18-200K/pp per year
Mail service drug sales rose 16% to $33 billion in 2005

Big Three
Middle Market
Middle-Market Opportunity
Middle-Market Opportunity
Source: NMHC
Employers and consultants looking for an
alternative to Big Three
NMHC is the leading independent middle
market PBM
NMHC’s differentiated message:
Dedicated and customized account management
Full service with Mail Service and Specialty
Pharmacy
Expertise in clinical algorithms and Medicare Part D
Dozens of regional sub-$200M
PBMs & Specialty Pharmacies
NMHC

What Do Middle Market Clients
Want?
What Do Middle Market Clients
Want?
One stop shopping
Transparent business model
Customized clinical programs
Specialty strategies for high cost injectables
Low price
Medicare Part D strategy
One stop shopping
Transparent business model
Customized clinical programs
Specialty strategies for high cost injectables
Low price
Medicare Part D strategy
Flexibility, Flexibility, Flexibility

NMHC Financial Performance
NMHC Financial Performance
$23.0
$27.0
$19.3
$16.4
$11.2
$3.7
$3.2
$9.7
$12.4
$9.5
$6.4
$4.5
$1.2
$1.6
FY00 FY01 FY02 FY03 FY04 FY05 FY06
EBITDA* Net Income Revenue
$23.0
$27.0
$19.3
$16.4
$11.2
$3.7
$3.2
$9.7
$12.4
$9.5
$6.4
$4.5
$1.2
$1.6
FY00 FY01 FY02 FY03 FY04 FY05 FY06
EBITDA* Net Income Revenue
$167.7
$272.1
$459.8
$573.3
$651.1
$800.1
$862.9
($ Millions)
*Reconciliation to public financials included at the conclusion of the presentation.
**Excluding New Mountain Capital non-recurring expenses FY04.
Five-year Revenue CAGR of 37%
Five-year EBITDA CAGR of 53%
FY’05 Net Income Up 31% Year Over Year**
Profitable Every Year Since 1996*
**

Sales Team Overhaul
Sales Team Overhaul
New sales team and organization
New Senior Vice President Sales – Marty Magill
Eastern and Western Vice President each directing four
regional Vice Presidents
Vice President for Consultant Strategy
New RFP Team in place
New sales team and organization
New Senior Vice President Sales – Marty Magill
Eastern and Western Vice President each directing four
regional Vice Presidents
Vice President for Consultant Strategy
New RFP Team in place

Improved Competitive Position and
Branding
Improved Competitive Position and
Branding
New sales strategy
Clear message around service, clinical, specialty and
Medicare expertise
Regional strategy with sales teams targeting all verticals
(employers, managed care, TPA, government and labor)
Sell all product lines – PBM, Specialty, Mail, Workers
Compensation, Medicare Part D and our fully insured
card program
Drive business through strong relationships with the
consultant community
New sales strategy
Clear message around service, clinical, specialty and
Medicare expertise
Regional strategy with sales teams targeting all verticals
(employers, managed care, TPA, government and labor)
Sell all product lines – PBM, Specialty, Mail, Workers
Compensation, Medicare Part D and our fully insured
card program
Drive business through strong relationships with the
consultant community

IT System Upgrade
IT System Upgrade
Significant IT investments are further differentiating NMHC in the middle-market
Robust and customizable clinical protocals rules engine
Support clients through Medicare Part D options
Implementation of new claims processing platform
Best-in-class claims adjudication system
Support for a real-time testing environment
Interim support of multiple IT systems ends by late FY ’07
Significant IT investments are further differentiating NMHC in the middle-market
Robust and customizable clinical protocals rules engine
Support clients through Medicare Part D options
Implementation of new claims processing platform
Best-in-class claims adjudication system
Support for a real-time testing environment
Interim support of multiple IT systems ends by late FY ’07

New Competitive Advantage:
Medicare Part D
New Competitive Advantage:
Medicare Part D
National PDP for 2007
Unique capabilities among middle-market PBMs
MA-PD Medicare plan sponsor support
Complete back office operational support
Clinical, systems, CMS communications and policy support
Employer and union support
Medicare Part D education, consultative, and back office
support for opportunities and obligations
Retiree drug subsidy
Coordination of benefits
Medicare Part D contracting
Creditable Coverage
National PDP for 2007
Unique capabilities among middle-market PBMs
MA-PD Medicare plan sponsor support
Complete back office operational support
Clinical, systems, CMS communications and policy support
Employer and union support
Medicare Part D education, consultative, and back office
support for opportunities and obligations
Retiree drug subsidy
Coordination of benefits
Medicare Part D contracting
Creditable Coverage

Growth in Mail Service and Specialty
Growth in Mail Service and Specialty
Mail Service and Specialty are the fastest growing segments of NMHC
Mail Service revenues grew 18.6% in FY ’06
De novo facility built in FY ’03-’04 in Miramar, Fl
Transitioned clients from outsourced mail partner in FY ’04-’05
Significant opportunities from further penetration and operating leverage
Specialty revenues grew 52.9% in FY ‘06
Acquired Ascend in 2003, a niche player in Portland, ME
Organically grown from two disease states to fourteen
Cross-selling into existing PBM book
Majority of new prospects now require to NMHC to bid on a full suite of services: PBM, Mail Service, and Specialty
Mail Service and Specialty are the fastest growing segments of NMHC
Mail Service revenues grew 18.6% in FY ’06
De novo facility built in FY ’03-’04 in Miramar, Fl
Transitioned clients from outsourced mail partner in FY ’04-’05
Significant opportunities from further penetration and operating leverage
Specialty revenues grew 52.9% in FY ‘06
Acquired Ascend in 2003, a niche player in Portland, ME
Organically grown from two disease states to fourteen
Cross-selling into existing PBM book
Majority of new prospects now require to NMHC to bid on a full suite of services: PBM, Mail Service, and Specialty

Summary
Summary
Middle-market leader in an outstanding industry
Moving forward on multiple fronts
Strengthened sales team
Clearer and stronger competitive position
Improved IT systems
Developed Medicare Part D capabilities
Growth in Mail Service and Specialty
Build out of senior management team
Positioned for growth in the future
Middle-market leader in an outstanding industry
Moving forward on multiple fronts
Strengthened sales team
Clearer and stronger competitive position
Improved IT systems
Developed Medicare Part D capabilities
Growth in Mail Service and Specialty
Build out of senior management team
Positioned for growth in the future

EBITDA Reconciliation
EBITDA Reconciliation
2001 2002 2003 2004 2005 2006
Cash Flow From Operations $12,091 $12,415 $15,868 $24,060 $10,322 $7,658
Provision for Income Taxes 843 2,900 4,602 5,524 8,031 7,015
Interest (Income) Expense, Net (877) 603 957 109 299 (1,149)
Net Change in Assets and Liabilties (6,644) (4,404) (4,613) (7,823) 11,989 12,342
Non-Cash Items to Reconcile Net Cash
     From Operations to Net Income (1,704) (280) (404) (2,578) (3,630) (2,873)
EBITDA $3,709 $11,234 $16,410 $19,292 $27,011 $22,993

EBITDA Reconciliation
EBITDA Reconciliation
Three of the Company’s financial covenants under its revolving credit facility (“Facility”)
are based upon the EBITDA (earnings before interest, taxes, depreciation and amortization) generated by the Company over specified periods of time. These covenants, consolidated debt to consolidated EBITDA and consolidated fixed charge ratio, are evaluated by the Lender as a measure of the Company’s liquidity and its ability to meet all of its obligations under the Facility.  EBITDA is presented as cash flow from operations plus or minus the net changes in assets and liabilities and the changes in certain non-cash reconciling items from net cash from operations to net income over the reported periods.  While EBITDA is not a measure of financial performance nor liquidity under generally accepted accounting principles, it is provided as information for investors for analysis purposes in light of the financial covenants referred to above.
EBITDA is not meant to be considered a substitute or replacement for net income as prepared in accordance with accounting principles generally accepted in the United
States.
Three of the Company’s financial covenants under its revolving credit facility (“Facility”)
are based upon the EBITDA (earnings before interest, taxes, depreciation and amortization) generated by the Company over specified periods of time. These covenants, consolidated debt to consolidated EBITDA and consolidated fixed charge ratio, are evaluated by the Lender as a measure of the Company’s liquidity and its ability to meet all of its obligations under the Facility.  EBITDA is presented as cash flow from operations plus or minus the net changes in assets and liabilities and the changes in certain non-cash reconciling items from net cash from operations to net income over the reported periods.  While EBITDA is not a measure of financial performance nor liquidity under generally accepted accounting principles, it is provided as information for investors for analysis purposes in light of the financial covenants referred to above.
EBITDA is not meant to be considered a substitute or replacement for net income as prepared in accordance with accounting principles generally accepted in the United
States.